SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 14, 2008

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

           001-06249                                   34-6513657
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   (Commission File Number)               (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      Bruce Berkowitz resigned as a trustee of the Winthrop Realty Trust ("Winthrop") effective at the close of business March 14, 2008. Mr. Berkowitz advised Winthrop that his resignation was due to the growth and relocation of Fairholme Capital Management to Miami which no longer allows the time required to be a trustee of Winthrop and other companies.

      On March 17, 2008, Steven Zalkind was appointed as trustee of Winthrop to fill the vacancy created by Mr. Berkowitz's resignation. Mr. Zalkind was not appointed as a trustee pursuant to any arrangement or understanding between him and any other persons. It is expected that Mr. Zalkind will be appointed to the following Committees of Winthrop's Board of Trustees: Audit; Compensation; Nominating and Corporate Governance; and Conflicts. Neither Mr. Zalkind nor any of his affiliates was party to any transaction with Winthrop or its subsidiaries during 2007 nor is there currently any transaction involving such parties in which the amount involved exceeds $120,000. Mr. Zalkind is not party to any material plan, contract or arrangement or in which he participates relating to his position with Winthrop.

      A press release relating to Mr. Berkowitz's resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

      99.1  Press Release dated March 17, 2008

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 19th day of March, 2008.

                                                  WINTHROP REALTY TRUST


                                                  By: /s/ Peter Braverman
                                                      --------------------------
                                                      Peter Braverman
                                                      President